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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the National Processing, Inc. 2000 Stock Option Plan of our report dated January 20, 2000, with respect to the consolidated financial statements of National Processing, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with Securities and Exchange Commission.



                               ERNST & YOUNG LLP


Cleveland, Ohio

August 11, 2000